SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): July 20, 1998

                             Piedmont Bancorp, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



       North Carolina              001-14070                   56-1936232
       --------------              ---------                   ----------
(State or other jurisdiction     (Commission                 (IRS Employer
  of incorporation)              File Number)               Identification No.)






                            260 South Churton Street
                       Hillsborough, North Carolina 27278
                       ----------------------------------
                    (Address of principal executive offices)





       Registrant's telephone number, including area code: (919) 732-2143


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

          On July 20, 1998, Piedmont Bancorp, Inc. (the "Registrant") announced that its Board of Directors has adopted a stock repurchase plan. Under the stock repurchase plan, the Registrant will be able to repurchase shares of its outstanding common stock in the open market or in privately negotiated transactions at appropriate times to allow it to enhance the value of its stock for its shareholders and to manage its capital. The Board's action will allow management to make repurchases, without further Board approval, when stock repurchases are deemed prudent. The stock repurchase plan contemplates that stock repurchases will be made in accordance with Rule 10b-18(b) of the Regulations issued under the Securities Act of 1934. A copy of the press release announcing the adoption of the stock repurchase plan is attached hereto as
Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PIEDMONT BANCORP, INC.


Date: July 24, 1998
                                                By:  /s/D. Tyson Clayton
                                                     --------------------
                                                     D. Tyson Clayton, President
                                                     and Chief Executive Officer

                                                By:  /s/Thomas W. Wayne
                                                     ------------------
                                                     Thomas W. Wayne, Treasurer

                                  EXHIBIT INDEX


     Exhibit No.                   Description
     -----------                   -----------

         99           Press Release of the Registrant distributed July 20, 1998